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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): May 12, 2003 (May 8, 2003)



                           FIRST BANCTRUST CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





          DELAWARE                   000-32535            37-1406661
  State or other jurisdiction       (Commission          (IRS Employer
     of Incorporation               File Number)       Identification No.)







                    206 SOUTH CENTRAL AVENUE, PARIS, IL 61944
                    -----------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (217) 465-6381
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Exhibits.

                           Exhibit Number

                           99.1 Press Release, dated May 8, 2003 issued by First BancTrust Corporation

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

                  The following information is being provided under Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

                  On May 8, 2003, First BancTrust Corporation issued a news release to report its financial results for the quarter ended March 31, 2003. The release is furnished as Exhibit 99.1 hereto.

















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FIRST BANCTRUST CORPORATION



Dated:  May 8, 2003                       /s/Terry J. Howard
                                     -------------------------------------------
                                     Terry J. Howard
                                     President and Chief Executive Officer



Dated:  May 8, 2003                       /s/Ellen M. Litteral
                                     -------------------------------------------
                                     Ellen M. Litteral
                                     Chief Financial Officer and Treasurer























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                                  EXHIBIT INDEX

Exhibit Number

    99.1            Press Release, dated May 8, 2003 issued by First BancTrust
                    Corporation







































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